UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 7, 2009

BIGSTRING CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-51661	20-0297832
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Broad Street, Suite 109, Red Bank, New Jersey	07701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 741-2840

______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On December 7, 2009, Wiener Goodman & Company, P.C. (“Wiener Goodman”), an independent registered public accounting firm, combined with Madsen & Associates CPAs, Inc. (“Madsen”) in a transaction pursuant to which Wiener Goodman combined a portion of its operations with Madsen and certain of the professional staff and partners of Wiener Goodman joined Madsen either as employees or partners of Madsen.  As a result of this transaction, Wiener Goodman resigned as the independent auditors of BigString Corporation (the “Company”), effective December 7, 2009, and, with the approval of the Audit Committee of the Company’s Board of Directors, Madsen was engaged as the Company’s independent registered public accounting firm on the same date.

Prior to engaging Madsen, the Company did not consult with Madsen regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Madsen on the Company’s financial statements, and Madsen did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of the independent registered public accounting firm of Wiener Goodman regarding the Company’s financial statements for each of the years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and 2007, and during the interim period from the end of the most recently completed fiscal year through December 7, 2009, the date of resignation, the Company did not have any disagreements with Wiener Goodman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Wiener Goodman, would have caused Wiener Goodman to make reference to such disagreement in its reports.

The Company provided Wiener Goodman with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Wiener Goodman furnish the Company with a letter addressed to the SEC stating whether Wiener Goodman agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated December 7, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.                          Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description

16.1	Letter from Wiener Goodman & Company, P.C. to the Securities and Exchange Commission, dated December 8, 2009
.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGSTRING CORPORATION
(Registrant)

By:	/s/ Darin M. Myman
Darin M. Myman
President and Chief Executive Officer

Date:  December 10, 2009